EXHIBIT 10.2

                             NOTE PURCHASE AGREEMENT
                             -----------------------

      THIS NOTE PURCHASE AGREEMENT (this "Agreement"), is made as of the 7th day of August 2006, by and between Andy Roesch (the "Seller"), and Data Systems & Software, Inc., a Delaware corporation (the "Purchaser").

                                    RECITALS
                                    --------

      WHEREAS, in connection with that certain Common Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), between Paketeria GmbH ("Paketeria") and Purchaser, and the transactions contemplated thereby, the parties hereto are entering into this Agreement;

      WHEREAS, the Purchase Agreement states that, as a condition to its effectiveness, the Seller and the Purchaser enter into this Agreement; and

      WHEREAS, the Seller wishes to sell, transfer and assign to the Purchaser all of its rights, titles, interests, duties and obligations in, to and in connection with, that certain Convertible Promissory Note, dated as of the date hereof, issued by Paketeria to the Seller, in the principal amount of (euro) 210,000 (the "Note"), a copy of which is annexed hereto as Exhibit A, and the Purchaser, subject to the terms of this Agreement, wishes to purchase and receive from the Seller all of the Seller's rights, titles, interests, duties and obligations in, to and in connection with, the Note on the terms and conditions set forth herein.

      NOW, THEREFORE, the parties hereby agree as follows:

      1. SALE, PURCHASE, ASSIGNMENT AND ASSUMPTION.

            1.1 Sale and Purchase. Subject to Section 1.2, the Seller shall sell and transfer to the Purchaser and its successors and assigns forever, and the Purchaser shall purchase and accept from the Seller for itself and its successors and assigns forever, all of the Seller's rights, titles and interests in and to (i) upon the delivery by the Purchaser of an Exercise Notice (as defined below) with respect to the entire Note, the Note, for an aggregate purchase price of Two Hundred and Ten Thousand Euros ((euro) 210,000), or (ii) upon the delivery by the Purchaser of an Exercise Notice (as defined below) with respect to a portion of the Note or upon the occurrence of a Milestone Event (as defined below), a portion of the Note, including related accrued interest, for an amount equal to the portion of the principal of the Note to be purchased plus accrued interest as per the date of the event pursuant to Section 1.2 (in each case, the "Purchase Price"). The purchase of the Note may occur in one or more closings.

            1.2 Condition Precedent. Purchaser shall not be obligated hereunder to purchase all or any portion of the Note (and pay the corresponding Purchase Price to the Seller) until such time as:

                  (a) the Purchaser delivers a written notice, at any time, advising Seller of its intention to complete the purchase of the Note, in whole or in part (the "Exercise Notice" together with this Agreement and the Note, the "Transaction Documents"), substantially in the form attached hereto as Exhibit B;

                  (b) with respect to one-third (1/3) of the principal amount of the Note, upon Complete Execution (as defined below) of a licence agreement for the sixtieth (60th) Paketeria store;

                  (c) with respect to an additional one-third (1/3) of the principal amount of the Note, upon Complete Execution (as defined below) of a licence agreement for the seventy-fifth (75th) Paketeria store; and

                  (d) with respect to the final one-third (1/3) of the principal amount of the Note, upon Complete Execution (as defined below) of a licence agreement for the one-hundred and fifteenth (115th) Paketeria store (the event set forth in this clause (d), together with the events set forth in clauses (b) and (c) above, the "Milestone Events" and each a "Milestone Event").

For purposes of this Section 1.2, "Complete Execution" shall mean, with respect to each license agreement executed by Paketeria, (i) a fully executed license agreement between Paketeria and a licensee, and (ii) delivery of evidence reasonably satisfactory to the Company that the licensee has adequate resources to perform under the license agreement, including payment of a license fee and "build-out" of the licensee's store, if such "build-out" is required by the standard operating procedures of Paketeria.

            1.3 Closing. Following the delivery of the Exercise Notice or the occurrence of a Milestone Event, a closing of the transactions described in
Section 1.1 (a "Closing") shall take place.

                  (i) Subject to the immediately following sentence, the Closing shall take place at the offices of Reitler Brown & Rosenblatt, LLC, 800 Third Avenue, 21st Floor, New York, New York at such time or at such other place as the Seller and the Purchaser may mutually agree, but in any event no later than forty-five (45) calendar days after the Exercise Notice has been delivered or the Milestone Event has taken place.

                  (ii) If the Purchaser has in the Exercise Notice, or by separate written notice, announced its intention to exercise, in respect of the Note or the partial amount of the Note to be acquired, its conversion right fully or with regard to a permitted partial amount, the closing shall take place at such time as the parties shall mutally agree, before a German Notary upon whom the parties shall mutually agree, but in any event no later than forty-five
(45) calendar days after the Exercise Notice containing such announcement or the separate written notice has been delivered to the Seller.

            1.4 Closing Deliveries. At each Closing:

                  (a) the Purchaser shall pay to the Seller or its designee, by wire transfer to an account designated in writing by the Seller at least two (2) business days prior to such Closing, the Purchase Price in immediately available funds;

                  (b) the Seller shall deliver to the Purchaser the Note (or cause Paketeria to issue a new promissory note evidencing the portion of the Note so transferred), free and clear of all liens, claims or encumbrances (other than any liens, claims or encumbrances in favor of the Purchaser) together with, confirmation that title to the Note (or such portion as is to be transferred) has irrevocably transferred to the Purchaser in a form reasonably satisfactory to the Purchaser; and

                  (c) each of the parties shall have delivered all other documents, instruments and writing required by the other party to be delivered to them pursuant to this Agreement, in form and substance satisfactory to such party.

                  (d) In the event the Closing takes place before a German notary public pursuant to Section 1.3(ii) above: (i) the Seller shall take care that all such documentation necessary to effect entry, in due course, of the capital increase for the conversion in the commercial register including (without limitation) a unanimous notarized shareholders' resolution and the filing by the Company of such capital increase to the commercial register, is duly executed at such Closing and (ii) the Purchaser shall subscribe the share to be issued in such capital increase and shall arrange for payment of the cash contribution by check payable to the Company, or by wire transfer to a bank account designated by the Company


            1.5 Assignment and Transfer.

                  The Seller hereby assigns and transfers all of his present and future rights and obligations under the Note to the Purchaser as of the date hereof. The assignment and transfer shall become valid if (condition precedent):

                    (i) the Note is delivered by the Seller to the Purchaser, in which case the transfer and assignment becomes immediately effective in relation to all of the rights represented by the Note; or

                    (ii) a new promissory note issued by the Company and evidencing a portion of the Note is delivered by the Seller or the Company to the Purchaser, in which case the transfer and assignment becomes immediately effective in relation to such portion of the Note along with related interest as evidenced by the new promissory note.


The Purchaser hereby accepts such transfer and assignment as of the date hereof.

      2. REPRESENTATIONS AND WARRANTIES.

            2.1 Construction. For purposes of this Section 2, a person shall be deemed to have "knowledge" of a particular fact or other matter if the person is actually aware, or should in the exercise of reasonable judgment be aware, of such fact or other matter. A person that is a corporation, partnership or other business entity shall be deemed to have "knowledge" of a particular fact or other matter if any officer, director, manager, managing member or partner of such person has knowledge (as described in the preceding sentence) of such fact or other matter.

            2.2 Seller's Representations and Warranties. The Seller hereby represents and warrants to the Purchaser as of the date of the Closing as follows:

                  (a) Authorization; Valid and Binding Agreement. Except for any notices required to be delivered to Purchaser in connection therewith and any consent required to be obtained from the Purchaser, the Seller has all requisite power and authority to execute and deliver this Agreement, to perform all of its obligations and undertakings hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Seller of this Agreement, the performance by the Seller of its obligations and undertakings hereunder and the consummation by the Seller of the transactions contemplated hereby, have been duly and validly authorized by all necessary action of the Seller and no other proceedings on the part of the Seller are necessary to authorize the execution or delivery by the Seller of this Agreement, the performance by the Seller of its obligations and undertakings hereunder, or the consummation by the Seller of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller, and constitutes the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms.

                  (b) Conflicts; Consents. The execution and delivery by the Seller of this Agreement, the performance by the Seller of its obligations and undertakings hereunder, and the consummation by the Seller of the transactions contemplated hereby, do not and will not conflict with, or result in any violation of, or default under, or result in the creation of any Lien (as defined in Section 2.2(c)) on the properties or assets of the Seller under, any provision of (i) any contract, agreement, instrument or arrangement to which the Seller is a party or by which any of the Seller's properties or assets are bound, (ii) any license, franchise, permit or other similar authorization held by the Seller, or (iii) to the knowledge of the Seller, any judgment, order or decree, statute, law, ordinance, rule or regulation applicable to the Seller or the Seller's properties or assets.

                  (c) Title to Properties and Assets; Liens, Etc. Except for any Lien arising out of this Agreement, as of the Closing, Seller is the owner of all right, title and interest in and to the Note, and the Note is free of any mortgage, pledge, lien, encumbrance, charge or other adverse claim (each, a "Lien") other than Liens in favor of the Purchaser.

            2.3 Purchaser's Representations, Warranties and Covenants. The Purchaser hereby represents, warrants and covenants to the Seller as of the Closing as follows:

                  (a) Organization and Standing. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware.

                  (b) Authorization; Valid and Binding Agreement. The Purchaser has all requisite power and authority to execute and deliver this Agreement, to perform its obligations and undertakings hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations and undertakings hereunder, and the consummation by the Purchaser of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Purchaser and no other proceedings on the part of the Purchaser are necessary to authorize the execution or delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations and undertakings hereunder or the consummation by the Purchaser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser, and constitutes the valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms.

                  (c) Conflicts; Consents. The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations and undertakings contemplated hereunder, and the consummation by the Purchaser of the transactions contemplated hereby, do not and will not conflict with, or result in any violation of, or default under or result in the creation of any Lien on the properties or assets of the Purchaser under, any provision of (i) the Certificate of Incorporation, Bylaws of the Purchaser, each as the same has been amended to date, (ii) any contract, agreement, instrument or arrangement to which the Purchaser is a party or by which any of the Purchaser's properties or assets are bound, (iii) any license, franchise, permit or other similar authorization held by the Purchaser, or (iv) to the knowledge of the Purchaser, any judgment, order or decree, statute, law, ordinance, rule or regulation applicable to the Purchaser or the Purchaser's properties or assets.

      3. MISCELLANEOUS.

            3.1 Benefits of Agreement. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, be binding upon, and be enforceable by, the parties hereto and their respective successors and assigns.

            3.2 Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either party without the prior written consent of the other party. Any instrument purporting to make an assignment in violation of this Section 3.2 shall be void.

            3.3 Entire Agreement. This Agreement, together with the other Transaction Documents, and the exhibits hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

            3.4 Severability. In case any provision of this Agreement or portion hereof, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            3.5 Amendment and Waiver. This Agreement and any provision hereof or right or obligation hereunder may be amended, modified or waived only with the prior written consent of the Seller and the Purchaser.

            3.6 Delays or Omissions; Remedies. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by the other party, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

            3.7 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business (1) day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 3.7. If notice is given to the Seller, a copy shall also be sent to Kornblumenring 3, 12357 Berlin, and if notice is given to the Purchaser, a copy shall also be given to Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022, (212) 371-5500, Attention: Scott H. Rosenblatt, Esq.

            3.8 Expenses. Except as otherwise provided herein, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, performance and consummation of this Agreement.

            3.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            3.10 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties may require.

            3.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in such courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

            3.12 Waiver of Jury Trial. Each party hereto waives any right it may have to a trial by jury in any action or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort, equity or any other theory). Each party certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that the other party to this Agreement would not, in the event of litigation, seek to enforce the foregoing waiver and acknowledges that all parties hereto have been induced to enter into this Agreement by, among other things, the waivers and certifications contained in this Section 3.12.

            3.13 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.


                          [Signature Page(s) Follow(s)]

         IN WITNESS WHEREOF, each of the undersigned parties has caused this NOTE PURCHASE AGREEMENT to be duly executed and delivered as of the date first above written.


                                 SELLER:


                                 -------------------------------
                                 Andy Roesch

                                 Address:  Kornblumenring 3
                                           12357 Berlin

                                 PURCHASER:

                                 DATA SYSTEMS & SOFTWARE INC.



                                 By:_____________________________
                                 Name:
                                 Title:

                                 Address:  200 Route 17
                                           Mahwah, New Jersey 07430
                                           Attention:  John A. Moore
                                           President and Chief Executive Officer

                                    EXHIBIT A
                                    ---------


                                 PAKETERIA GmbH

                           CONVERTIBLE PROMISSORY NOTE

(euro) 210,000                                                   BERLIN, GERMANY
                                                                  August 7, 2006

         FOR VALUE RECEIVED, PAKETERIA GmbH, a German limited liability company, and its successors and assigns (collectively, the "Company"), hereby promises unconditionally to pay to ANDY ROESCH (the "Holder"), or permitted assigns pursuant to Section 3 hereof, in immediately available and lawful money of the Republic of Germany ("Euros" or "(euro)"), the principal amount of Two Hundred and Ten Thousand Euros ((euro) 210,000) (the "Principal"), plus any accrued and unpaid Interest thereon, or such other amount as may be outstanding on the Maturity Date (as such terms are defined below). The following is a statement of the rights of the Holder under this secured convertible promissory note (the "Note") and the conditions to which this Note is subject, and to which the Holder, by accepting this Note, agrees:

         1.       CERTAIN DEFINITIONS.

                  As used herein, the following terms shall have the following meanings:

                  "Affiliate" means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including without limitation any partner, officer, director, manager or employee of such Person and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such Person.

                  "Business Day" means any day that is not a Saturday, Sunday or a legal holiday in the State of New York.

                  "Common  Stock" means the common stock  ("Stammkapital")  or -
after   conversion   into  a  Stock   Corporation  -  the  base  equity  capital
("Grundkapital") of the Company.

                  "Equity Securities" means any limited liability company interests or units representing such interests, common stock, preferred stock or any other security representing equity of the Company or any security convertible, exercisable or exchangeable for any of the foregoing.

                  "Event of Default" shall have meaning assigned to such term in
Section 4.1.

                  "Issue Date" means the first date written above, which is the date of execution and issuance of this Note.

                  "Maturity Date" means the three (3) year anniversary of the Issue Date, as may be extended pursuant to Section 2.4.

                  "Person" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint stock company, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         2. REPAYMENT.

            2.1. Principal. Unless earlier converted into Common Stock in accordance with the provisions hereof, the entire unpaid Principal shall be due and payable on the Maturity Date.

            2.2. Interest. Interest on the Note ("Interest"), during the period from the Issue Date through the Maturity Date, shall accrue at a straight, non-compounded rate equal to eight percent (8%) per annum (the "Initial Interest Rate"). Interest shall be computed on the basis of a 365-day year applied to actual days elapsed. Notwithstanding the foregoing, upon the occurrence and during the continuation of an Event of Default, the Initial Interest Rate shall be increased by 2 percent (2%) per annum. Unless earlier converted into shares of Common Stock in accordance with the provisions hereof, all accrued and unpaid Interest shall be due and payable on the Maturity Date. The rate of Interest payable under this Note from time to time shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of Interest is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided hereunder, then the rate provided for hereunder shall be increased to the maximum rate permitted under applicable law for such period as required so that the total amount of interest received by the Holder is that which would have been received by the Holder but for the operation of the immediately preceding sentence.

            2.3. Prepayment. This Note may not be prepaid, in whole or in part, by the Company, without the prior written consent of the Conversion Holder (as defined in Section 3).

            2.4. Extension of Maturity Date. If the Principal and accrued and unpaid Interest become due and payable on any day other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day, and to such payable amounts shall be added the Interest which shall have accrued during such extension period at the rate per annum herein specified.

            2.5 Limitation on Repayment. The Company is entitled to delay repayment of the outstanding Principal and the payment of any accrued interest if, to the extent and as long as the Company will after such payment not retain enough cash to finance its business. The existence of such a situation shall be proved by the Company by way of written confirmation by its auditor. Such confirmation shall be renewed every three months unless waived by the Holder or Conversion Holder, as the case may be.

            2.6.  Surrender  of  Note.   Promptly  following  the  repayment  or
conversion in full of all outstanding Principal and Interest, the Holder or Conversion Holder shall surrender this Note to the Company for cancellation.

            2.7. Release of Obligations. As a condition to the issuance of this Note, the Holder has executed a release and waiver of any other amount owed, or that may be owed, by the Company to the Holder or any of his Affiliates, other than the amounts evidenced by this Note.

            2.8. Subordination. Any rights and claims to payment the Holder has or may have in the future against the Company under this Note including (without limitation) any rights and claims to principal and interest, are hereby subordinated behind the rights and claims of any other creditors of the Company, it being understood that such rights and claims of the Holder may only be fulfilled out of future profits after any loss carry forward has been made good ("Bilanzgewinn"), or out of the assets remaining after liquidation ("Liquidationserlos"), or out of other property in excess of other debts of the Company, and it further being understood that the Holder shall be precluded from participating as a Creditor, in relation to such rights and claims, in any bankruptcy proceedings against the Company in the event such proceedings should be instituted. The Holder shall cooperate in any change to this subordination that may be necessary under applicable statutes and case law to make sure that the obligations subject to the subordination do not have to be booked as a liability in a balance sheet of the Company set up for the purposes of determining overindebtedeness for the purpose of the determination whether an obligation to file for bankruptcy exists for the Company's managing directors ("Uberschuldungsstatus"). For the avoidance of doubt, it is hereby stated that the Conversion right pursuant to Section 5 hereof is in no way precluded or affected by this Section 2.8 at any time.

         3. ASSIGNMENT.

            The Holder may not assign or transfer this Note to any Person, other than to Data Systems & Software Inc., a Delaware corporation ("DSSI"), or the designee or successor of DSSI (collectively, the "Conversion Holder"). Such permitted assignment may take place in relation to the entire principal plus related interest or in relation to any partial amounts of such principal, in each case plus related interest.

         4. DEFAULT.

            4.1. Events of Default. The following events shall each constitute an event of default under this Note (each, an "Event of Default"):

                  (a) the Company's failure to pay when due any Principal of, or Interest on, this Note, any fees or any other amount payable hereunder;

                  (b) the Company's commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or the Company's consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the Company's making a general assignment for the benefit of creditors, or failure generally to pay its debts as they become due, or the Company's taking of any corporate action to authorize any of the foregoing; and

                  (c) the commencement against the Company of an involuntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain un-dismissed for a period of sixty (60) days, or an order for relief shall be entered against the Company under the federal bankruptcy laws as now or hereafter in effect.

            4.2. Remedies. Upon the occurrence of an Event of Default, the Holder may, by written notice to the Company, declare this Note together with accrued Interest hereon, to be due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided, however, that in the case of any of the Events of Default specified in Section 4.1(a), the Company shall have twenty (20) Business Days to cure such Event of Default (if curable), and absent such cure, this Note together with accrued interest herein shall become immediately due and payable; provided, further, that in the case of any of the Events of Default specified in
Section 4.1(b) or Section 4.1(c), without any notice to the Company or any other act by the Holder, the Principal together with accrued Interest thereon shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

         5. CONVERSION.

            5.1. Conversion. This Note may only be converted by a Conversion Holder. In the event this Note is assigned to a Conversion Holder, such Conversion Holder may at any time convert this Note, at its option, (x) in whole, or (y) in partial amounts of outstanding Principal divisible by (euro) 70,000 plus related Interest, into shares of Common Stock. The nominal Euro amount of the share shall be obtained by dividing (x) the Principal or partial amount thereof to be converted, plus related Interest by (y) the Adjusted Conversion Price. For purposes of this Note, "Adjusted Conversion Price" means initially a price of (euro) 50.70 for each Euro of Common Stock (subject to adjustment for any splits, reverse splits, combinations or similar events), subject to adjustment pursuant to Section 5.6. If the nominal amount resulting from such division is not divisible by 50, it shall be rounded to the next higher amount divisible by 50.

                  5.2. Form of Conversion. The conversion shall be exercised by written notice by the Conversion Holder to the Company.

                  5.3 Effect of Conversion. Upon the conversion of any outstanding Principal or partial amount thereof along with related Interest, this Note shall, by virtue hereof, and without any further action being required by any party, terminate and be discharged with respect to such converted portion of this Note's principal, less the cash contribution to be made pursuant to
Section 5.4(i), and shall to the extent so terminated represent only the right to receive the Common Stock to be issued upon such conversion (Section 5.4).

                  5.4 Conversion Mechanics. Upon the conversion of any outstanding Principal along with related Interest, the shareholders of the Company shall adopt, no later than forty-five (45) calendar days after receipt of the notice pursuant to Section 5.2, by way of notarized shareholders' resolution, and the Company shall file with the Commercial Register of the Lower Court ("Amtsgericht") of Berlin Charlottenburg, an increase of the share capital of the Company by an amount equal to the nominal amount determined in accordance with Section 5.1. The increase of the share capital shall have the following terms:

                  (i) the share shall be issued against payment in cash of its nominal amount to the Company;

                  (ii) the share shall be issued to the Conversion Holder;

                  (iii) the share to be issued shall be entitled to profit participation as from the beginning of the business year in which the conversion is exercised.

                  If after any conversion, any Principal and Interest remain outstanding, upon the submission to the Company of this original Note or a replacement Note issued in accordance with Section 6, the Company shall issue to the Conversion Holder a duly authorized, validly issued replacement note evidencing the portion of the Principal with related Interest that was not subject to the conversion.

                  5.5. Release of Obligations Under Note. Upon conversion or satisfaction in whole of the Principal and Interest and the issuance of all securities issuable in connection with the conversion hereof and the payment of all amounts due hereunder, the Company shall be forever released from all of its obligations, undertakings and liabilities under this Note as it applies to this Note.

                  5.6. Adjustments. (i) If at any time or from time to time after the date of this Note, the Company issues or sells, or is deemed by the express provisions of this Section 5.4 to have issued or sold, Additional Shares of Common Stock (as defined in Section 5.4(iv) hereof), for an Effective Price (as defined in Section 5.6(iv)) less than the then applicable Adjusted Conversion Price, then in each such case, the Adjusted Conversion Price to be applied in any conversion completed after such issue or sale, shall be reduced, concurrently with such issue, to the Effective Price received by the Company for such issue or deemed issue of Additional Shares of Common Stock.

                  (ii) For the  purpose of the  adjustment  required  under this
Section 5.6, the consideration received by the Company for any issue or sale of securities shall (i) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Managing Directors of the Company, and (iii) if Additional Shares of Common Stock, Convertible Securities (as defined in Section 5.6(iii)) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Managing Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                  (iii) For the purpose of the  adjustment  required  under this
Section 5.6, if the Company issues or sells (i) stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities"), or (ii) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities and if the Effective Price of such Additional Shares of Common Stock is less than the Adjusted Conversion Price, in each case the Company shall not be deemed to have issued the Additional Shares of Common Stock at the time of the issuance of such rights or options or Convertible Securities. The adjustment to the Adjusted Conversion Price shall occur upon the issuance of shares of Common Stock issued due to the sale or upon the conversion or exercise of such rights or options or Convertible Securities.

                  (iv) For purposes of this Note, the following terms shall have the meaning assigned below:

                    (x) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 5.6, other than Permitted Issuances.

                    (y) "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 5.6, into the aggregate consideration received, or deemed to have been received by the Company, for such issue under this
Section 5.6 for such Additional Shares of Common Stock.

                    (z) "Permitted Issuances" shall have the meaning ascribed to such term in that certain Investors' Rights Agreement, dated as of the date hereof, among the Company and each party signatory thereto.

         6. REPLACEMENT OF NOTE.

            Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (if mutilated) upon surrender and cancellation of this Note, the Company shall make and deliver to the Holder or Conversion Holder, as the case may be, a new note of like tenor in lieu of this Note. Any replacement note made and delivered in accordance with this Section 6 shall be dated as of the date hereof.

         7. MISCELLANEOUS.

            7.1. Benefits of Note. The provisions of this Note shall be binding upon the successors and assigns of the Company and shall inure to the benefit of and be enforceable by each person who shall be a Holder from time to time.

            7.2. Severability. In case any provision of this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            7.3. Amendment and Waiver. No modification, amendment or waiver of any provision of, or consent required by, this Note, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the Company. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

            7.4. Delays or Omissions. No delay by the Holder in exercising any powers or rights hereunder shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise.

            7.5. Notices. All notices, requests, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the cover page or signature page hereto, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 7.5.

            7.6. Expenses of Conversion. The Company shall be responsible for all expenses incurred by any Conversion Holder in connection with the conversion of the Principal and accrued and unpaid Interest under this Note. The issuance of shares of Common Stock or a replacement note representing any Principal or Interest that remains outstanding after a conversion shall be made without charge to the Conversion Holder for any fees, costs or expenses in respect thereof.

            7.7. Expenses of Enforcement. The Holder or Conversion Holder, as the case may be, shall be entitled to recover from the Company all fees, costs and expenses of enforcing any provisions of this Note, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals (except for any such fees, costs and expenses relating to any lawsuit brought by the Holder or Conversion Holder, as the case may be, in which the Company is finally determined to be the prevailing party).

            7.8.   Titles  and  Subtitles.   The  titles  of  the  sections  and
subsections of this Note are for convenience of reference only and are not to be considered in construing this Note.

            7.9. Governing Law. This Note shall be construed in accordance with, and governed by, the laws of the State of New York (without giving effect to its conflict of laws principles).

            7.10. Dispute Resolution. The Company (a) hereby irrevocably and unconditionally submits to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Note, (b) agrees not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in such courts, and (c) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

            7.11. Waiver of Jury Trial. The Company waives any right it may have to a trial by jury in any action or proceeding directly or indirectly arising out of or relating to this Note or the transactions contemplated hereby (whether based on contract, tort, equity or any other theory). The Company certifies that no representative, agent or attorney of the Holder or Conversion Holder has represented, expressly or otherwise, that the Holder or the Conversion Holder would not, in the event of litigation, seek to enforce the foregoing waiver and acknowledges that the Holder and the Conversion Holder each has been induced to purchase this Note by, among other things, the waivers and certifications contained in this Section 7.11.

            7.12. Integration. This Note constitutes the entire agreement and understanding between the Company and the Holder with respect to the subject matters hereof and supersedes all prior agreements, understandings, and representations and warranties with respect to such subject matters.

                            [Signature Page Follows]

         IN  WITNESS   WHEREOF,   the  Company  has  executed  and  issued  this
Convertible Promissory Note as of the date first set forth above.


                                 PAKETERIA GmbH


                                 By: ___________________________________
                                     Name:
                                     Title:

                                    Exhibit B
                                    ---------

                           Form of Notice of Exercise
                           --------------------------

      Pursuant to Section 1.2 of the Note Purchase Agreement, dated as of August ____, 2006, by and between Andy Roesch (the "Seller"), and Data Systems & Software, Inc., a Delaware corporation (the "Purchaser"), the Purchaser hereby elects to purchase from the Seller, a portion of the principal amount of that certain Convertible Promissory Note, dated as of August __, 2006, issued by Paketeria GmbH (the "Company") to the Seller, in the principal amount of (euro) 210,000 (the "Note") equal to (the "Purchase Price") ________________________
Euros ((euro) _________), for an aggregate purchase price equal to the Purchase Price.

      Upon delivery of the Purchase Price, the Seller shall deliver the Note, or shall cause the Company to reissue and deliver a new promissory note in like tenor in the principal amount of the portion of the Note so purchased, to the Purchaser.


                                                       -------------------------